EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

This Certification accompanies the Form 10-K for the fiscal year ended December 31, 2008, of China Shen Zhou Mining & Resources, Inc.

The undersigned, Xiaojing Yu, Chief Executive Officer, and Jiusheng Zhang, Interim Chief Financial Officer, of China Shen Zhou Mining & Resources, Inc. (the “Company”), DO HEREBY CERTIFY that:

1.	The Company’s Form 10-K for the fiscal year ended December 31, 2008 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement on the date set forth below:

/s/ Xiaojing Yu
Date: April 15, 2009	Xiaojing Yu
Chief Executive Officer
(Principal Executive Officer)

/s/ Jiusheng Zhang
Date: April 15, 2009	Jiusheng Zhang
Interim Chief Financial Officer
(Principal Financial Officer)